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                       SECURITIES AND EXCHANGE COMMISSION


                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                       AUGUST 13, 2002 [(AUGUST 13, 2002)]





                              GLIMCHER REALTY TRUST
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               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)


           Maryland                      1-12482                31-1390518
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(STATE OR OTHER JURISDICTION           (COMMISSION             (IRS EMPLOYER
      OF INCORPORATION)                FILE NUMBER)          IDENTIFICATION NO.)



       20 South Third Street, Columbus, Ohio                           43215
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     (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                       (ZIP CODE)


        Registrant's telephone number, including area code (614) 621-9000
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          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)


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ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL STATEMENTS AND EXHIBITS.

         (c)      Exhibits.

         99.1 Certification of Herbert Glimcher, Chief Executive Officer of Glimcher Realty Trust, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         99.2 Certification of William G. Cornely, Executive Vice President and Chief Financial Officer of Glimcher Realty Trust for the quarterly period ended June 30, 2002, pursuant to 18 U.S.C.
                  Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

         99.3 Certification of Melinda A. Janik, Senior Vice President and Chief Financial Officer of Glimcher Realty Trust effective as of July 1, 2002, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.

ITEM 9.  REGULATION FD DISCLOSURE.

On August 13, 2002, Herbert Glimcher, Chief Executive Officer of Glimcher Realty Trust (the "Company"), William G. Cornely, Executive Vice President and Chief Financial Officer of the Company for the quarterly period ended June 30, 2002 and Melinda A. Janik, Senior Vice President and Chief Financial Officer of the Company effective as of July 1, 2002, each furnished a certification to the Securities and Exchange Commission relating to Glimcher's Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002, pursuant to 18 U.S.C.
Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. A copy of each certification is attached hereto as Exhibits 99.1 through 99.3.

                    LIMITATION ON INCORPORATION BY REFERENCE

The information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to Item 9 and shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that Section. Furthermore, the information in this Current Report on Form 8-K, including the exhibits, is furnished pursuant to
Item 9 and shall not be deemed to be incorporated by reference into the filings of Glimcher Realty Trust under the Securities Act of 1933, as amended.



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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date: August 13, 2002


                                       GLIMCHER REALTY TRUST


                                       By: /s/ William G. Cornely
                                           ------------------------------------
                                            NAME:  WILLIAM G. CORNELY
                                            TITLE: EXECUTIVE VICE PRESIDENT AND
                                                   CHIEF OPERATING OFFICER